U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


I, Alberto W. Vilar, certify that:
1.	I have reviewed this report on Form N-SAR of the
Amerindo Funds;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements were
made, not misleading with respect to the period
covered by this report; and
3.	Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects
the financial condition, results of operations,
changes in net assets, and cash flows (if the
financial statements are required to include a
statement of cash flows) of the registrant as of,
and for, the periods presented in this report.
4.	The registrant's other certifying officers and I
are responsible for establishing and maintaining
disclosure controls and procedures (as defined in
rule 30a-2 under the Investment Company Act) for
the registrant and have:
a)	designed such disclosure controls and
procedures to ensure that material information
relating to the registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly
during the period in which this report is
being prepared;
b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report (the
"Evaluation Date"); and
c)	presented in this report our conclusions about
the effectiveness of the disclosure controls
and procedures based on our evaluation as of
the Evaluation Date;
5.	The registrant's other certifying officers and I
have disclosed, based on our most recent
evaluation, to the registrant's auditors and the
audit committee of the registrant's board of
directors (or persons performing the equivalent
functions):
a)	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrant's ability to
record, process, summarize, and report
financial data and have identified for the
registrant's auditors any material weaknesses
in internal controls; and
b)	any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal controls; and
6.	The registrant's other certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:	December 23, 2002

/s/Alberto W. Vilar
Alberto W. Vilar
CEO




U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


I, Heather Lewis, certify that:
1.	I have reviewed this report on Form N-SAR of the
Amerindo Funds;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements were
made, not misleading with respect to the period
covered by this report; and
3.	Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects
the financial condition, results of operations,
changes in net assets, and cash flows (if the
financial statements are required to include a
statement of cash flows) of the registrant as of,
and for, the periods presented in this report.
4.	The registrant's other certifying officers and I
are responsible for establishing and maintaining
disclosure controls and procedures (as defined in
rule 30a-2 under the Investment Company Act) for
the registrant and have:
a)	designed such disclosure controls and
procedures to ensure that material information
relating to the registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly
during the period in which this report is
being prepared;
b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report (the
"Evaluation Date"); and
c)	presented in this report our conclusions about
the effectiveness of the disclosure controls
and procedures based on our evaluation as of
the Evaluation Date;
5.	The registrant's other certifying officers and I
have disclosed, based on our most recent
evaluation, to the registrant's auditors and the
audit committee of the registrant's board of
directors (or persons performing the equivalent
functions):
a)	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrant's ability to
record, process, summarize, and report
financial data and have identified for the
registrant's auditors any material weaknesses
in internal controls; and
b)	any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal controls; and
6.	The registrant's other certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Exhibit to 77Q3(a)(ii)
Disclosure Controls and Procedures:
The disclosure controls and procedures of (the
"Trust") are
periodically evaluated. As of October 29, 2002, the date of the last evaluation, we, the certifying officers, concluded that the Trust's disclosure controls and procedures are adequate.
Internal Controls:
The internal controls of the Trust are periodically evaluated. As of October
29, 2002, the date of the last evaluation, there have been no significant changes in the Trust's internal controls or in other factors that could have had a significant affect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

Date:	December 23, 2002

/s/Heather Lewis
Heather Lewis
Treasurer